Exhibit 32.1

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), George John, Chief Executive Officer and Chairman of the Board of Directors (Principal Executive Officer) of Rocket Fuel Inc. (the “Company”), and J. Peter Bardwick, Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, each hereby certifies that, to the best of his knowledge:

1.              Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2013

/s/ George John
George John
Chief Executive Officer and Chairman of the Board of Directors
(Principal Executive Officer)

/s/ J. Peter Bardwick
J. Peter Bardwick
Chief Financial Officer
(Principal Financial and Accounting Officer)